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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 11, 2000


                            INFORMATION HOLDINGS INC.
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             (Exact Name of Registrant as specified in its Charter)




            Delaware                    1-14371                06-1518007
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  (State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
         of corporation)                                  Identification No.)



2777 Summer Street, Stamford, Connecticut                     06905
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(Address of Principal                                      (Zip Code)
  Executive Offices)


Registrant's telephone number, including area code:          (203) 961-9106
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On February 14, 2000, Information Holdings Inc. (the "Company") announced that it had filed a registration statement on Form S-3 (the "Registration Statement") with the Securities and Exchange Commission for a public offering of up to 4,600,000 shares of its common stock (the "Offering"), including 600,000 shares of common stock to cover over-allotments, if any. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         In the Registration Statement, the Company disclosed that a substantial portion of the net proceeds from the Offering would be used to develop and market its CorporateIntelligence.com web site and to finance future acquisitions. The Company is currently aggregating all of its intellectual property businesses on this web site. The commercial rollout of CorporateIntelligence.com is expected to occur over the course of the year 2000.

         The Company anticipates an operating loss for the year 2000 as a result of expenditures ranging from $20 to 25 million expected to be incurred in connection with the development, marketing and commercial rollout of CorporateIntelligence.com. In addition, sales and operating results will be negatively affected for the first quarter of 2000, and possibly thereafter, as a result of the termination of the Company's international distribution agreement with Springer Verlag.

         Additional information regarding the Company and the Offering is contained in the Registration Statement filed with the Securities and Exchange Commission on February 11, 2000. The Registration Statement is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business acquired:  None
         (b)      Pro Forma Financial Information:  None
         (c)      Exhibits:
                  99.1 Press Release dated February 14, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INFORMATION HOLDINGS INC.



Date:  February 14, 2000                    By:/s/ Vincent A. Chippari
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                                            Name:   Vincent A. Chippari
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

The following Exhibit is filed herewith.

Exhibit Number                      Description
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99.1                                Press Release dated February 14, 2000.